As filed with the Securities and Exchange Commission on December 12, 2005

                                                     Registration No. 333-3766

===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 _______________

                            COX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)
                                    Delaware
         (State or other jurisdiction of incorporation or organization)
                                   58-2112281
                      (I.R.S. Employer Identification No.)
                              1400 Lake Hearn Drive
                             Atlanta, Georgia 30319
                                 (404) 843-5000
         (Address, including zip code, and telephone number, including, area code, of Registrant's principal executive offices)
                                 _______________

                                  John M. Dyer
                            Senior Vice President and
                             Chief Financial Officer
                            Cox Communications, Inc.
                              1400 Lake Hearn Drive
                             Atlanta, Georgia 30319
                                 (404) 843-5000
     (Name, address, including zip code and telephone number, including area code, of agent for service)
                                 _______________

                 Please address a copy of all communications to:

                                 Thomas D. Twedt
                          Dow, Lohnes & Albertson, PLLC
                          1200 New Hampshire Avenue, NW
                             Washington, D.C. 20036
                                 (202) 776-2000
                                 _______________

Approximate date of commencement of proposed sale to the public:
   Not applicable.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.   |_|

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

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

                          DEREGISTRATION OF SECURITIES

Pursuant to this Post-Effective Amendment No. 1, Cox Communications, Inc., a Delaware corporation, hereby deregisters all unissued securities registered pursuant to this Registration Statement No. 333-3766, including the securities described in the prospectus filed on May 10, 1996 pursuant to Rule 424(b).


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Cox Communications, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Atlanta, State of Georgia on the 12th day of December, 2005.


                                    COX COMMUNICATIONS, INC.



                                    By: /s/ James O. Robbins
                                    -------------------------------------
                                    James O. Robbins
                                    President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 has been signed below by the following persons on behalf of Cox Communications, Inc. and in the capacities and on the dates indicated.


         Signature                       Title                      Date

  /s/ James C. Kennedy          Chairman of the Board         December 12, 2005
--------------------------         of Directors
      James C. Kennedy


  /s/ James O. Robbins           President and Chief          December 12, 2005
--------------------------       Executive Officer,
      James O. Robbins                Director


 /s/ John M. Dyer              Senior Vice President          December 12, 2005
--------------------------     Chief Financial Officer
     John M. Dyer            (Principal Financial Officer)


 /s/ William J. Fitzsimmons   Vice President of Accounting    December 12, 2005
---------------------------     and Financial Planning
     William J. Fitzsimmons  (Principal Accounting Officer)


 /s/ Robert C. O'Leary                Director                December 12, 2005
--------------------------
     Robert C. O'Leary


 /s/ G. Dennis Berry                  Director                December 12, 2005
--------------------------
     G. Dennis Berry


 /s/ Rodney W. Schrock                Director                December 12, 2005
--------------------------
     Rodney W. Schrock


 /s/ Janet M. Clarke                  Director                December 12, 2005
--------------------------
     Janet M. Clarke